                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 13th day of July, 1998.


                                                     /s/ Laurence M. Downes
                                                     ----------------------
                                                     Laurence M. Downes

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 13th day of July, 1998.


                                                     /s/ Glenn C. Lockwood
                                                     ---------------------
                                                     Glenn C. Lockwood

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 13th day of July, 1998.


                                                     /s/ Bruce G. Coe
                                                     ----------------
                                                     Bruce G. Coe

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 13th day of July, 1998.


                                                     /s/ Leonard S. Coleman
                                                     ----------------------
                                                     Leonard S. Coleman

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 13th day of July, 1998.


                                                     /s/ Joe B. Foster
                                                     -----------------
                                                     Joe B. Foster

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 7th day of July, 1998.


                                                     /s/ Hazel S. Gluck
                                                     ------------------
                                                     Hazel S. Gluck

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 13th day of July, 1998.


                                                     /s/ Lester D. Johnson
                                                     ---------------------
                                                     Lester D. Johnson

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 13th day of July, 1998.


                                                     /s/ Dorothy K. Light
                                                     --------------------
                                                     Dorothy K. Light

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 13th day of July, 1998.


                                                     /s/ Charles G. Stalon
                                                     ---------------------
                                                     Charles G. Stalon

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 3rd day of July, 1998.


                                                     /s/ John J. Unkles, Jr.
                                                     -----------------------
                                                     John J. Unkles, Jr.

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 13th day of July, 1998.


                                                     /s/ Gary W. Wolf
                                                     ----------------
                                                     Gary W. Wolf

                                                                      Exhibit 24

                                POWER OF ATTORNEY

           Registration Statement of New Jersey Resources Corporation
                Relating to the New Jersey Resources Corporation
                      Long-Term Incentive Compensation Plan

                  The person whose signature appears below does hereby make, constitute and appoint Glenn C. Lockwood and Oleta J. Harden and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of New Jersey Resources Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 750,000 shares of the Company's common stock, par value $2.50 ("Common Stock"), in connection with the New Jersey Resources Corporation Long-Term Incentive Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 13th day of July, 1998.


                                                     /s/ George R. Zoffinger
                                                     -----------------------
                                                     George R. Zoffinger